SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 23, 1999



                               COMCAST CORPORATION
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             (Exact name of registrant as specified in its charter)


 Pennsylvania                        0-6983                         23-1709202
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(State or other                 (Commission file                  (IRS employer
jurisdiction of                      number)                      identification
incorporation)                                                          no.)



             1500 Market Street, Philadelphia, PA         19102-2148
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            (Address of principal executive offices)      (Zip Code)




        Registrant's telephone number, including area code (215) 665-1700
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Item 5.   OTHER EVENTS

     On December 23, 1999, Comcast Corporation ("Comcast") announced that it had entered into a definitive agreement to acquire the 45% ownership interest in cable operator Comcast MHCP Holdings, L.L.C., an indirect majority owned subsidiary of Comcast, currently held by the California Public Employees' Retirement System ("CalPERS"). The purchase price for CalPERS' ownership stake is $750 million in cash. Closing of the transaction is subject to customary conditions including receipt of applicable regulatory approvals. Closing is expected in the first quarter of 2000.

     A copy of Comcast's press release dated December 23, 1999 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits.

                  (c)      Exhibits:

                  99.1     Press Release dated December 23, 1999.



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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 4, 2000                      COMCAST CORPORATION

                                             By: /s/ Joseph J. Euteneuer
                                                 -----------------------
                                                 Joseph J. Euteneuer
                                                 Vice President and
                                                 Corporate Controller

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
                                  EXHIBIT INDEX
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     99.1           Press Release dated December 23, 1999.




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